AMERICAN HIGH-INCOME TRUST
          333 South Hope Street, Los Angeles, California  90071

                                       September 23, 1999

Dear Shareholder:

We are writing to inform you of the upcoming meeting of the shareholders of American High-Income Trust (the "Fund") to be held at the offices of The Capital Group Companies, 11100 Santa Monica Boulevard, 15/th/ Floor, Los Angeles, California, on Wednesday, November 18, 1999 at 2:00 p.m., local time (the "Meeting"). At this meeting, you are being asked to vote on important proposals affecting the Fund. THE BOARD OF TRUSTEES OF THE FUND BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU APPROVE ALL PROPOSALS PRESENTED FOR YOUR CONSIDERATION.

At the Meeting, you will be asked to vote on:

1. The election of a Board of 10 Trustees (Proposal 1).

2. A proposal to eliminate or revise certain of the Fund's investment restrictions (Proposal 2).

3. The ratification of the selection, by the Board of Trustees, of Deloitte & Touche LLP as independent accountants for the Fund for the fiscal year 2000 (Proposal 3).

4. Any other business that may come before the Meeting, although we are not currently aware of any other items to be considered.

Some key points about Proposal 2 are described below. The proposal is described in more detail in the full text of the proxy statement which you should read before you vote.

ABOUT PROPOSAL 2:

 Because the Fund was formed a number of years ago, it is subject to a number of investment restrictions that do not reflect current conditions, practices or legal requirements. In some cases restrictions, although described as "fundamental" because they require shareholder approval to modify, were originally adopted in response to state regulation that no longer applies to the Fund. In other cases, we believe the language of the restrictions should be modified to reflect current standards. We are also requesting that certain restrictions be re-classified as non-fundamental, requiring only Board approval to change. You may vote for any or all of the changes that are the subject of Proposal 2 by so indicating on your proxy card. THIS PROPOSAL WILL NOT AFFECT THE FUND'S INVESTMENT OBJECTIVES, WHICH REMAIN UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL INCREASE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THIS PROPOSAL.
                                 *     *     *
We are sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don=t. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY. Please be sure to sign and return each proxy card regardless of how many you receive.

If you have any questions regarding the issues to be voted on or need
assistance in completing your proxy card, please contact [       ].  Thank you
for investing with us and for your continuing support.

PAUL G. HAAGA, JR.
Chairman of the Board

DAVID C. BARCLAY
President

                          AMERICAN HIGH-INCOME TRUST
                               ----------------

                      NOTICE OF MEETING OF SHAREHOLDERS

                             NOVEMBER 18, 1999

                               ----------------

                           To the Shareholders of
                          American High-Income Trust

 A Meeting of Shareholders of American High-Income Trust. (the "Fund") will be held at the offices of The Capital Group Companies, 11100 Santa Monica Boulevard, 15/th/ floor, Los Angeles, California, on Thursday, November 18, 1999 at 2:00 p.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

 (1) election of a Board of 10 Trustees;

 (2) approval of the elimination or revision of certain of the Fund's fundamental investment policies;

 (3) ratification of the selection, by the Board of Trustees, of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000;

 (4) such other matters as may properly come before the meeting.
 The Board of Trustees has fixed the close of business on August 25, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES. THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.

        By Order of the Board of Trustees,

        Julie F. Williams
        Secretary

September 23, 1999

IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                           AMERICAN HIGH-INCOME TRUST
                333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA

                                ----------------

                                PROXY STATEMENT
                             MEETING OF SHAREHOLDERS
                               NOVEMBER 18, 1999
                                ----------------

  The enclosed Proxy is solicited by the Board of Trustees of the Fund in connection with the Meeting of Shareholders to be held on Thursday, November 18, 1999. Every Proxy returned in time to be voted at the meeting will be voted and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposal. Anyone having submitted a Proxy may revoke it prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about September 23, 1999.

 At the close of business on August 25, 1999, the record date fixed by the Board of Trustees for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding shares of beneficial interest, the only authorized class of securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

 With respect to the election of Trustees (Item 1), the 10 nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Items 2 and 3 is the affirmative vote of the lesser of (a) 67% or more of all Shares present and entitled to vote at the meeting, provided the holders of more than 50% of all outstanding Shares are present or represented by proxy, or (b) more than 50% of all outstanding Shares on the record date.

 In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the below nominated directors and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). Where brokers holding Fund shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those shares also will be treated as abstentions.

1. ELECTION OF TRUSTEES.

 Ten Trustees are to be elected at the meeting, each to hold office until their resignation or removal and until a successor is elected and qualified. Because it is not anticipated that meetings of shareholders will be held each year, the Trustees' terms will be indefinite in length. All of the nominees for Trustee except Richard G. Capen, Jr., Don R. Conlan, Diane C. Creel, Leonard R. Fuller, and Frank M. Sanchez were elected by the shareholders at the meeting held on April 21, 1993. Diane C. Creel and Leonard R. Fuller were elected by the Trustees on September 22, 1994; Don R. Conlan was elected by the Trustees on December 16, 1996. Richard G. Capen, Jr. and Frank M. Sanchez have been nominated by the Board of Trustees. Herbert Hoover III, a Trustee since 1987, has reached the Fund's retirement age and is not standing for re-election.

 Each of the nominees has agreed to serve as Trustee if elected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.

NAME OF NOMINEE        CURRENT PRINCIPAL          YEAR FIRST        MEMBERSHIPS ON              SHARES OF
(POSITION WITH         OCCUPATION AND             ELECTED A         BOARD                       THE FUND
FUND )AND AGE          PRINCIPAL EMPLOYMENT       TRUSTEE OF        OF OTHER REGISTERED         BENEFICIALLY OWNED,
                       DURING PAST FIVE           THE FUND          INVESTMENT                  DIRECTLY OR
                       YEARS #                                      COMPANIES AND               INDIRECTLY,
                                                                    PUBLICLY HELD               AT
                                                                    COMPANIES                   AUGUST 25,
                                                                                                1999

Richard G.             Corporate Director         Nominee           The American Funds
Capen, Jr.             and author; former                           Group:
(Nominee)              United States                                (Director/Trustee of 5
63                     Ambassador to Spain;                         other funds)
                       former Vice Chairman
                       of the Board, Knight
                       Ridder, Inc.; former
                       Chairman and
                       Publisher, The Miami
                       Herald

H.Frederick            Private investor.          1987              The American Funds
Christie /1,2,3/       Former President and                         Group:
(Trustee)              Chief Executive                              (Director/Trustee of
66                     Officer, the Mission                         16 other funds)
                       Group (non-utility                           The American Variable
                       holding company,                             Insurance Series
                       subsidiary of
                       Southern California
                       Edison Company)

Don R. Conlan *        President (retired),       1996              The American Funds
(Trustee)              The Capital Group                            Group:
63                     Companies, Inc.                              (Director/Trustee of
                                                                    11 other funds)

Diane C. Creel         CEO and President,         1994              The American Funds
/2,3/                  The Earth Technology                         Group:
(Trustee)              Corporation                                  (Director/Trustee of
50                     (international                               11 other funds)
                       consulting
                       engineering)

Martin Fenton          Chairman, Senior           1989              The American Funds
/2, 3/                 Resource Group, LLC                          Group:
(Trustee)              (management of                               (Director/Trustee of
64                     senior living                                13 other funds)
                       centers)                                     The American Variable
                                                                    Insurance Series

Leonard R.             President, Fuller          1994              The American Funds
Fuller /1, 2, 3/       Consulting                                   Group:
(Trustee)              (financial                                   (Director/Trustee
52                     management consulting firm)                     of 11 other funds)
                                                                    The American
                                                                    Variable Insurance
                                                                    Series

Abner D.               Capital Research and       1987              The American Funds
Goldstine *            Management Company,                          Group:
(Vice Chairman         Senior Vice                                  (Director/Trustee of
and Trustee)           President and                                11 other funds)
69                     Director

Paul G. Haaga,         Capital Research and       1992              The American Funds
Jr. *                  Management Company,                          Group:
(Chairman of the       Executive Vice                               (Director/Trustee of
Board) 50              President and                                13 other funds)
                       Director

Richard G.             Chairman, President        1991              The American Funds
Newman /2, 3/          and CEO AECOM                                Group:
(Trustee)              Technology                                   (Director/Trustee of
64                     Corporation                                  12 other funds)
                       (architectural
                       engineering)

Frank M. Sanchez       Principal, The             Nominee           The American Funds
(Nominee)              Sanchez Family                               Group:
55                     Corporation dba                              (Director/Trustee of 3 other
                       McDonald's                                   funds)
                       Restaurants
                       (McDonald's
                       licensee)




The American Funds Group consists of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc. The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc., managed by Capital Research and Management Company. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Endowments, whose shareholders are limited to
(I) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"), (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and
(iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc..

* Is considered an interested person of the Fund within the meaning of the Investment Company Act of 1940 (the 1940 Act), on the basis of his affiliation with Capital Research and Management Company (the Investment Adviser).

+ Includes shares beneficially held under a master retirement plan.

# Corporate positions, in some instances, may have changed during this period.

/1/ The Fund has an Audit Committee composed of the above-designated Trustees. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Trustees, , reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Trustees and/or the Committee.

/2/ The Fund has a Nominating Committee which is composed of the above-designated Trustees.. The Committee's functions include selecting and recommending to the Board of Trustees nominees for election as Trustees of the Fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.

/3/ The Fund has a Contracts Committee which is composed of all Trustees who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposed to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters.

 Each Trustee is paid a fee of $3,000 per annum plus $200 for each Board of Trustees meeting attended and $200 for each meeting attended as a member of a committee of the Board of Trustees.

 There were four Board of Trustees, two Audit Committee, two Nominating Committee, and one Contracts Committee meeting during the year ended September 30, 1998. All incumbent Trustees attended at least 75% of all Board meetings and meetings of the committees of which they were members.

 The Fund pays no salaries or other compensation to its Trustees other than Trustees fees, which are paid to those Trustees who are unaffiliated with the Investment Adviser as described below.

 TRUSTEE COMPENSATION

Trustee or Nominee           Aggregate                   Total Compensation          Total Number of
                             Compensation                (including                  Fund Boards on
                             (including                  Voluntarily Deferred        which Trustee
                             Voluntarily                 Compensation) from          Serves/2/
                             Deferred                    all Funds Managed by
                             Compensation/1/)            Capital Research and
                             from the Fund during        Management Company
                             Fiscal Year ended           during the Fiscal
                             9/30/98                     Year ended 9/30/98

Richard G. Capen, Jr.        none/3/                     $33,250                     5
H. Frederick Christie        $4,500/4/                   180,700                     19
Don R. Conlan                none/5/                     none/5/                     12
Diane C. Creel               3,700/4/                    44,250                      12
Martin Fenton                4,100/4/                    122,584                     15
Leonard R. Fuller            4,500/4/                    49,850                      13
Abner D. Goldstine           none/5/                     none/5/                     12
Paul G. Haaga, Jr.           none/5/                     none/5/                     14
Richard G. Newman            4,100/4/                    100,650                     13
Frank M. Sanchez             none/3/                     none/3/                     3


/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Includes funds managed by Capital Research and Management Company and affiliates.

/3/ Richard G. Capen, Jr. and Frank M. Sanchez have been nominated as Trustees of the Fund and as such have not received any remuneration from the Fund as of this time.

/4/ Since the plan's adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) for participating Trustees is as follows: H. Frederick Christie ($8,499), Diane C. Creel ($1,081), Martin Fenton ($10,509), and Richard G. Newman ($20,353).

/5/ Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Fund's Investment Adviser and, accordingly, receive no remuneration from the Fund.

                                     Other Executive Officers

Name                       Age            Principal Occupation (1)                       Officer
(Position with Fund)                                                                     Continuously
                                                                                         Since (2)
David C. Barclay           42             Capital Research Company,                      1995
 (President and CEO)                      Senior Vice President
Michael J. Downer          44             Capital Research and Management                1994
(Vice President)                          Company, Secretary
Susan M. Tolson            37             Capital Research Company,                      1997
(Vice President)                          Senior Vice President and Director
Julie F. Williams          51             Capital Research and Management                1997
(Secretary)                               Company, Vice President - Fund
Anthony W. Hynes,          36             Business Management Group                      1996
Jr. (Treasurer)                           Capital Research and Management
                                          Company, Vice President, Fund Business
                                          Management Group

---
(1) The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

(2) Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.

NO OFFICER, DIRECTOR OR EMPLOYEE OF THE INVESTMENT ADVISER RECEIVES ANY REMUNERATION FROM THE FUND. ALL TRUSTEES AND OFFICERS AS A GROUP OWNED BENEFICIALLY FEWER THAN 1% OF THE SHARES OUTSTANDING ON AUGUST 23, 1999.

2. APPROVAL OF THE ELIMINATION OR REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION AND SUMMARY

 The Fund is subject to investment restrictions which establish percentage and other limits that govern the Fund's investment activities. Under the Investment Company Act of 1940 (the "1940 Act"), investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Investment companies, including the Fund, are permitted to designate additional restrictions as fundamental. They may also adopt "non-fundamental" investment restrictions, which may be changed by the Fund's Board of Trustees without shareholder approval.

 Some of the Fund's existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, management believes certain fundamental restrictions ought to be revised, eliminated or re-classified as non-fundamental.

The Board of Trustees, together with the Fund's senior officers, have analyzed the current fundamental investment restrictions, and have concluded that six restrictions should be amended. One restriction would be revised but remain fundamental, four restrictions would be eliminated and one restriction would be revised and re-classified as non-fundamental.

The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Trustees and the Fund will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVES OF
YOUR FUND, WHICH REMAIN UNCHANGED.   MOREOVER, THE BOARD DOES NOT ANTICIPATE
THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

The text of each proposed change to the Fund's fundamental restrictions is set forth below. Shareholders may vote for any or all of the changes that are the subject of Proposal 2. For ease of reading and due to limited space on the proxy card, we have organized the proposed changes as part of a single proposal but shareholders are asked to review each change. A shareholder wishing to vote against a particular change need only list the letter corresponding to the change on the proxy card. If the proposed changes are approved by the Fund's shareholders, the Fund's prospectus and statement of additional information will be revised, as appropriate, to reflect those changes.

RESTRICTION PROPOSED TO BE REVISED BUT REMAIN FUNDAMENTAL

2A. LENDING ACTIVITIES
Under the 1940 Act, the Fund is required to have a fundamental restriction addressing its lending activities. These activities are also subject to certain restrictions. Under the 1940 Act, loans of securities and other assets are generally permitted up to 33-/1//3% of a fund's total assets. The Fund's current fundamental policy states that the Fund may not make loans, except that it may invest in debt securities, enter into repurchase agreements, and lend portfolio securities.

Under revised fundamental and non-fundamental policies, the Fund would be permitted to lend securities or other assets up to 15% of total assets. The Fund would also have the flexibility to invest, consistent with its investment objectives, in loans, loan participations, and other forms of direct debt instruments. Direct debt instruments are interests in amounts owed to lenders or lending syndicates or other parties. As the beneficial owner of a direct debt instrument, the Fund would be entitled to receive payments of principal, interest and any fees to which it is entitled. If the Fund acquires an indirect interest in a loan (E.G., a loan participation), the Fund would be entitled to receive these payments only from the lender selling the participation. The Fund generally would have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan. It would be subject to the credit risk of both the borrower and the lender selling the participation.

CURRENT TEXT (FUNDAMENTAL)
[The Fund may not$.] make loans, except that this does not prevent the fund from purchasing debt securities, entering into repurchase agreements or making loans of portfolio securities.

 PROPOSED TEXT (FUNDAMENTAL)
[The Fund may not$.] lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 PROPOSED TEXT (NON-FUNDAMENTAL)
The Fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

RESTRICTIONS PROPOSED TO BE ELIMINATED
 None of the following investment restrictions are required under the 1940 Act. Many were originally adopted in response to state law restrictions or interpretations that no longer apply to the Fund. Therefore, in order to increase the ability of Fund management to manage the Fund's assets effectively and efficiently in response to market and regulatory change, it is proposed that these investment restrictions, which are currently listed as fundamental, be eliminated. Further explanations pertaining to specific restrictions are set forth below.

2B. PLEDGING ASSETS
 In certain circumstances this restriction could interfere with the Fund's ability to borrow temporarily for extraordinary or emergency purposes. The Fund's current borrowing limit of 5% of total assets would remain unchanged.

CURRENT TEXT
[The Fund may not$] mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

2C. AFFILIATED OWNERSHIP
 The purposes intended to be served by this restriction are covered by the Fund's Code of Ethics and by separate provisions of the 1940 Act.

 CURRENT TEXT
[The Fund may not$] purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

2D. OIL, GAS OR MINERAL EXPLORATION
 At one time, certain state regulators felt it appropriate to limit investments in oil and gas partnerships as a means to protect investors from speculative investments and to reduce overall portfolio risk. Industry practice has been to manage these risks through prudent investment practices and explicit diversification and concentration policies.

 CURRENT TEXT
[The Fund may not$] invest in interests in oil, gas, or other mineral exploration or development programs.

2E. UNSEASONED ISSUERS
 Retaining unseasoned issuer restrictions could, among other things, preclude the Fund from making otherwise attractive investments in newly-formed companies issuing asset-backed securities.

 CURRENT TEXT
[The Fund may not$] invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

RESTRICTION PROPOSED TO BE REVISED AND RECLASSIFIED AS NON-FUNDAMENTAL

2F. PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES
 This restriction deals with certain anti-pyramiding concerns addressed by the 1940 Act. Revising this restriction in the manner proposed would allow the Fund to invest to a limited degree in entities falling within the technical definition of investment company. On occasion, certain issuers in various lines of business, primarily financial, fall within this definition but otherwise represent attractive investment opportunities, consistent with the Fund's investment objective. Current industry practice is to rely on the 1940 Act for investor protection./1/

/1/ Section 12(d)(1)(A) of the 1940 Act makes it unlawful for a fund to acquire more than (i) 3% of the outstanding voting stock of another investment company (open- or closed-end), (ii) securities of another investment company valued at more than 5% of the fund's total assets, or (iii) securities of all other investment companies valued at more than 10% of the fund's total assets.
Section 12(d)(1)(C) of the Act makes it unlawful for a fund to acquire the securities of a registered closed-end investment company if, immediately after the acquisition, the fund and other funds managed by the same investment adviser own more than 10% of the total outstanding voting stock of the closed-end investment company.

 CURRENT TEXT
[The Fund may not$] knowingly purchase securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

 PROPOSED TEXT
[The Fund may not$] invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS.

1. RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANT
 Pursuant to the 1940 Act, a majority of the entire Board of Trustees (including a majority of the directors who are not "interested persons"of the Fund as that term is defined in the 1940 Act) have selected the firm of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000. In addition to the normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent accountant since inception and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that Deloitte & Touche LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment forthwith without any penalty. No representative of the firm of Deloitte & Touche LLP is expected to attend the Meeting of Shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP.

SHAREHOLDER PROPOSALS

 Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

 Under the laws of Massachusetts, where the Fund is organized, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, it is not anticipated that the Fund will hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

GENERAL INFORMATION
 Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

  The solicitation of the enclosed Proxy is made by and on behalf of the Board of Trustees of the Fund.. The cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials, will be paid by the Fund. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their
services, may solicit by telephone, telegram or personally.   ALL SHAREHOLDERS
ARE URGED TO MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

 The management is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxies in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such Proxy a discretionary authority to vote the shares in respect to any such other matters in accordance with their best judgment in the interest of the Fund.

A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT 333 SOUTH HOPE STREET, LOS ANGELES, LOS ANGELES, CA 90071 OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

 By Order of the Board of Trustees
  JULIE F. WILLIAMS
 Secretary
September 23, 1999

PROXY CARD                    AMERICAN HIGH-INCOME TRUST           PROXY CARD

 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
 FOR THE MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 18, 1999

The undersigned hereby appoints Michael J. Downer, Paul G. Haaga, Jr., Anthony
W. Hynes, Jr., and Julie F. Williams, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of The Capital Group Companies, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Thursday, November 18, 1999 at 2:00 p.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

 CONTROL NUMBER:

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

 Signature

 Signature of joint owner, if any

 Date

                           AMERICAN HIGH-INCOME TRUST

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []
1.  Election of Trustees:

                                                                  FOR ALL         WITHHOLD       FOR ALL
                                                                                  ALL            EXCEPT

01  Richard G. Capen               06  Leonard R. Fuller

02  H. Frederick Christie          07  Abner D. Goldstine         []              []             []

03  Don R. Conlan                  08  Paul G. Haaga, Jr.

04  Diane C. Creel                 09  Richard G. Newman

05  Martin Fenton                  10  Frank M. Sanchez




To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
 _____________________________________________________________________

                                                                                  FOR            AGAINST           ABSTAIN

2.  Approval of the proposed changes to the Fund's investment restrictions.        []                 []                []

[  ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "X" in the box at the left AND indicate the letter(s) (as set forth in the proxy statement) of the investment restrictions you do NOT want to change on this line (for example, A, B, or C):

3.  Ratification of selection of Deloitte & Touche LLP as independent accountant:   []                 []                []

In their discretion, upon other matters as may properly come before the meeting.


IMPORTANT
SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF
SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THE ENCLOSED PROXY.